Reserve Municipal Money-Market Trust
Reserve Municipal Money-Market Trust II
Reserve New York Municipal Money-Market Trust

Supplement dated July 23, 2007
to Prospectuses and Statements of Additional Information
dated September 28 2006, as amended October 2, 2006

The following supplements the information under the heading "about the funds — Principal Investment Strategies" and applies to each fund of the Reserve Municipal Money-Market Trust, Reserve Municipal Money-Market Trust II and Reserve New York Municipal Money-Market Trust:

In addition to the other instruments described, each Fund may keep up to 20% of its assets in cash on deposit at its custodian bank when it is considered in the best interests of the funds' shareholders. The bank will reduce its custody fee by a rate payable on the cash balance and the adviser will waive its comprehensive management fee in the same amount. This strategy will be used when, in the adviser's view, it will result in a higher yield than if the Fund had invested the cash in municipal securities.